[THE AMERICAN FUNDS GROUP(R)]

THE BOND FUND OF AMERICA

Annual Report for the year ended December 31, 1997

[photo: rolled-up stock certificate for The Bond Fund of America]


THE BOND FUND OF AMERICA (SM)

Seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.

BFA is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

RESULTS AT A GLANCE

assuming distributions reinvested or interest compounded for periods ended 12/31/97


                     Average Annual Compound Returns
                                                                     Lifetime
                     12 months        5 years        10 years        (since
                                                                      5/28/74)
The Bond Fund
of America           +9.2%            +8.4%          +9.8%           +10.4%
Lehman Brothers
Aggregate
 Bond Index          9.7              7.5            9.2             9.7 /1/
Rank versus
comparable
 funds/2/            51st of 137      4th of 59      5th of 35       2nd of 18
Average savings
institution /3/      3.8              3.3            4.5             6.4
Consumer
Price Index/4/       1.7              2.6            3.4             4.8

The bond market indexes are unmanaged.

/1/The Lehman Brothers Aggregate Bond Index began on January 1, 1976. From May 31, 1974 through December 31, 1975, the Lehman Brothers Government/Corporate Bond Index was used.

/2/BFA's rank based on total return versus comparable corporate A-rated bond funds, according to Lipper Analytical Services. Lipper rankings do not include the effects of sales charges.

/3/Based on figures from U.S. League of Savings Institutions and the Federal Reserve Board, reflecting all kinds of savings deposits (maximum allowable interest rates imposed by law until 1983). Savings accounts are guaranteed; the fund is not.

/4/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 6.06%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.



FELLOW SHAREHOLDERS:

The 1997 calendar year coincided with an auspicious environment for U.S. bonds. With inflation a mere blip on the nation's radar screen, enthusiastic investors nudged yields on 30-year Treasury bonds below 6% for the first time in more than four years. As a result, bond prices advanced strongly. (Bond prices and interest rateds tend to move in opposite directions.)

The rally at home was bolstered by worldwide events. The currency crisis in Southeast Asia helped keep inflationary pressures in check and U.S. interest rates low. Meanwhile, concerns about stock markets sent many investors to bonds. According to the Investment Company Institute, U.S. bond funds saw net inflows of $45 billion last year, a more than threefold increase from 1996.

In this environment, the value of your holdings in The Bond Fund of America increased 9.2% for the year if, like most shareholders, you reinvested monthly dividends totaling 97.75 cents a share. If you took dividends in cash, your income return was 7.1% and the value of your shares rose 1.8%.

On a relative basis, the fund's 9.2% return matched the average for the 137 corporate A-rated bond funds tracked by Lipper Analytical Services. The Lehman Brothers Aggregate Bond Index rose 9.7% for the year.

BFA's latest 12-month advance brings its total return since its inception in 1974 to 936.0%, or an average compound return of 10.4% a year. As the table to the left makes clear, while the fund slightly lagged the broad market index last year, it has consistently outpaced the overall bond market as well as most comparable funds over longer, more meaningful periods. BFA has also provided a considerably higher return than the average savings account and helped investors stay well ahead of inflation.

BFA is broadly diversified. The fund's corporate holdings represent about 250 companies in more than 25 industries. Issues range from high-quality debt obligations of established firms to lower rated, higher risk bonds. The latter in particular made solid contributions to the fund's results by offering both higher yields and in many cases a measure of capital appreciation. BFA's investments in mortgage- and asset-backed securities also helped provide a yield advantage in the current low-interest-rate environment.

The fund benefited from its holdings in U.S. Treasury securities, thanks to increased demand from foreign buyers for dollar-denominated investments and a reduced federal budget deficit, which should lower government borrowing and shrink the supply of Treasuries in the marketplace.

During the year, we lengthened the fund's average effective maturity to 7.4 years from 6.4 years to take advantage of the drop in interest rates. (The longer a bond's maturity, the more sensitive its price tends to be to changes in interest rates.) Low interest rates were also responsible for the flood of new issues on the market. We used the opportunity to add many new holdings to the fund.

Looking forward, we believe the U.S. economy remains on solid footing, with growth steady and inflation exceptionally benign. While we are cautiously optimistic, it is difficult to predict how long inflation can stay at controllable levels in the face of rising economic activity. The recent turmoil in Asia has also injected a degree of uncertainty into the economic outlook - and the prospects for bonds. It remains to be seen to what extent the Asian "flu" will become contagious and how Japan, the world's second-largest economy and a major holder of U.S. bonds, will cope with its growing difficulties. As always, we will continue to monitor global events that may affect your holdings in the fund.

We also wish to report that, to comply with federal tax laws, we anticipate the fund will pay a capital gain distribution in March of approximately 7 cents a share.

We look forward to reporting to you in six months.

Cordially,

/s/Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/Abner D. Goldstine
Abner D. Goldstine
President

February 12, 1998

HOW A $10,000 INVESTMENT HAS GROWN OVER THE FUND'S 23-YEAR LIFETIME from May 28, 1974, when the fund began operations, through December 31, 1997

Here's how a $10,000 investment grew between May 28, 1974 - when The Bond Fund of America began operations - and December 31, 1997, the end of its latest fiscal year.

Unlike figures presented earlier in the report, the fund's results in this chart reflect payment of the maximum sales charge of 4.75%, so the net amount invested was $9,525 versus $10,000 in the Lehman Brothers Aggregate Bond Index, which is unmanaged and has no sales charges, commissions or expenses.

As you can see, the investment in The Bond Fund of America would have grown to $98,670 versus $89,624 in the Lehman index.

[watermark: rolled-up stock certificate of The Bond Fund of America]

[chart]

Year ended          1974*       1975       1976       1977      1978       1979       1980       1981       1982        1983
December 31

TOTAL VALUE

Dividends           $413        897        1,010      1,114     1,198      1,387      1,706      2,096      2,408       2,529
Reinvested
Value at            $9,884      11,137     13,154     13,831    14,112     14,556     15,072     16,073     21,361      23,382
Year-End/1/
BFA's Total         (1.2)%      12.7       18.1       5.1       2.0        3.1        3.5        6.6        32.9        9.5
Return




Year ended          1984        1985       1986       1987      1988       1989       1990       1991       1992        1993
December 31

TOTAL VALUE

Dividends           2,838       3,193      3,566      3,746     3,912      4,425      4,650      4,859      5,221       5,269
Reinvested
Value at            26,175      33,140     38,166     38,915    43,080     47,443     48,993     59,303     66,028      75,362
Year-End/1/
BFA's Total         11.9        26.6       15.2       2.0       10.7       10.1       3.3        21.0       11.3        14.1
Return




Year ended          1994        1995       1996       1997
December 31

TOTAL VALUE

Dividends           5,673       6,112      6,405      6,635
Reinvested
Value at            71,582      84,645     90,323     98,670
Year-End/1/
BFA's Total         (5.0)       18.2       6.7        9.2
Return


Year ended Dec. 31         Lehman Brothers                 Consumer Price
                           Aggregate Bond Index /3/        Index

May 28, 1974               10,000                          10,000
1974*                      10,318                          10,679
1975                       11,587                          11,420
1976                       13,395                          11,975
1977                       13,802                          12,778
1978                       13,994                          13,930
1979                       14,264                          15,782
1980                       14,650                          17,757
1981                       15,565                          19,342
1982                       20,643                          20,082
1983                       22,368                          20,844
1984                       25,756                          21,667
1985                       31,449                          22,490
1986                       36,251                          22,737
1987                       37,248                          23,745
1988                       40,186                          24,794
1989                       46,026                          25,946
1990                       50,149                          27,531
1991                       58,174                          28,374
1992                       62,480                          29,197
1993                       68,571                          30,000
1994                       66,571                          30,802
1995                       78,870                          31,584
1996                       81,733                          32,634
1997                       89,624                          33,189

Average annual compound return for 23 1/2 years:
10.19%/1/

$98,670/1,2/ BFA with dividends reinvested

$89,624/3/ Lehman Brothers Aggregate Bond Index

$33,189/4/ Consumer Price Index

$10,000/1/ original investment


AVERAGE ANNUAL COMPOUND RETURNS
(for periods ended December 31, 1997)

Lifetime    +     10.19%
10 Years    +      9.21%
5 Years     +      7.31%
1 Year      +      4.02%

Assumes reinvestment of all distributions and payment of the maximum 4.75% sales charge at the beginning of the stated periods.

*For the period May 28 through December 31, 1974.

/1/Results reflect payment of the maximum sales charge of 4.75% on the $10,000 investment. As outlined in the prospectus, the sales charge is reduced for investments of $25,000 or more. The maximum initial sales charge was 8.5% prior to December 15, 1986. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. Results shown do not take into account income or capital gains taxes.

/2/Includes reinvested dividends of $81,262 and reinvested capital gain distributions of $3,490.

/3/From May 31, 1974 through December 31, 1975, the Lehman Brothers Government/Corporate Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist. Since January 1, 1976, the Lehman Brothers Aggregate Bond Index has been used.

/4/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.


[end chart]
UNDERSTANDING THE BOND MARKET/INFLATION CONNECTION

[watermark: rolled-up stock certificate of The Bond Fund of America]

In recent years, the economic climate has been relatively hospitable to bond investors. Inflation is near its lowest level in three decades and interest rates have fallen, causing bond prices to rise. Despite lower interest rates, "real" yields remain high. In recent months, attractive fixed-income opportunities have enticed an increasing number of investors to bonds and to bond funds.

If long-term investors have learned anything, though, it is that conditions affecting the bond market, much like hemlines and the weather, can change dramatically.

Some may remember that the economic landscape was quite different in 1974, when The Bond Fund of America was launched. Back then, Americans were struggling with "stagflation" - a painful combination of rising prices and very little economic growth. With inflation approaching 12%, interest rates soared and bond prices spiraled downward.

These two scenarios could not be more different. The first describes a "strong" bond market, the second a "weak" one. Yet both periods provided BFA with opportunities to meet its objectives and presumably yours by providing long-term returns consistently ahead of the rising cost of living. How this could happen says a good deal about the relationship between bonds and inflation, about the significance of "real" returns - the difference between stated returns and the inflation rate - and about the value of an actively managed bond portfolio focused on the long term.

On the following pages, we'll look back at the history of the bond market/inflation connection and BFA's approach to dealing with it.


[Begin bar chart]

BFA'S TOTAL RETURN VERSUS INFLATION

The best way to look at how an investment has done is to examine results over meaningful time periods - through economic cycles that have seen fluctuating interest rates, steep and low inflation, times of prosperity and recession. Since BFA began in 1974, its total returns have comfortably outpaced inflation over every 10-year period in its lifetime.

10-year period     The Bond Fund of America       Consumer Price Index (CPI)

1975-1984          10.23%                         7.33%
1976-1985          11.52%                         7.01%
1977-1986          11.24%                         6.62%
1978-1987          10.90%                         6.39%
1979-1988          11.81%                         5.94%
1980-1989          12.54%                         5.10%
1981-1990          12.51%                         4.48%
1982-1991          13.95%                         3.91%
1983-1992          11.95%                         3.81%
1984-1993          12.42%                         3.71%
1985-1994          10.58%                         3.58%
1986-1995          9.83%                          3.45%
1987-1996          9.00%                          3.68%
1988-1997          9.75%                          3.41%

Results are shown on an annualized basis at net asset value (without sales charges) and assume dividends were reinvested.

CPI computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End chart]

WHY IS INFLATION A PROBLEM?

Your birthday dinner at your favorite restaurant gets a little more expensive every year. Sending your child to college costs more than six times what it cost your parents to send you. The monthly grocery bill when you got married covers only a week's worth of food today. The effects of price inflation may creep up on you, but they take a considerable toll on the purchasing power of your money over time.

During the past 20 years, inflation, as measured by the Consumer Price Index
(CPI), has averaged about 5% a year. That might not sound like much, but it adds up to a cumulative 160% rise in the cost of living.

[Begin sidebar]
INFLATION
A TIMELINE

Inflation has been a feature of human history as long as money has been used as a medium of exchange. Rampant inflation existed around the time of Alexander the Great's conquest of Persia in 330 B.C.; the Roman Empire struggled with rapid price increases under Diocletian at the end of the third century A.D. Since 1926, inflation in the U.S. has averaged about 3% a year. Although today the Federal Reserve Board keeps a close watch on our nation's money supply, it was not until relatively recently that the government began using discretionary monetary policy - i.e., raising and lowering short-term interest rates - as a way to help stave off inflation and keep the economy on an even keel. As you can see on the following pages, those attempts have not always been successful.

[begin time line]

Year                  Inflation %

1932                  -5.41%
1937                  1.91%
1942                  3.25%
1947                  6.72%
1952                  2.67%
1957                  1.24%
1962                  1.37%
1967                  2.20%
1968                  4.72%
1969                  6.20%
1970                  5.57%
1971                  3.27%
1972                  3.41%
1973                  8.71%
1974                  12.34%
1975                  6.94%
1976                  4.86%
1977                  6.70%
1978                  9.02%
1979                  13.29%
1980                  12.52%
1981                  8.92%
1982                  3.83%
1983                  3.79%
1984                  3.95%
1985                  3.80%
1986                  1.10%
1987                  4.43%
1988                  4.42%
1989                  4.65%
1990                  6.11%
1991                  3.06%
1992                  2.90%
1993                  2.75%
1994                  2.67%
1995                  2.54%
1996                  3.32%
1997                  1.70%

1930S
[photo: boy selling produce]
The stock market crash on October 29, 1929 ushers in the Great Depression. Bank failures wipe out millions of savings accounts, one of four Americans is out of work and the U.S. experiences deflation (falling prices).

1940S
Wartime spending and postwar reconstruction push inflation higher. Economic recovery is briefly halted as a strike wave idles 4.6 million workers.

1950S
Congress appropriates billions for construction of a vast national highway system. As the country builds and consumers spend more, unemployment rates drop below 3%. Inflation remains relatively flat.

1960S
[photo: Neil Armstrong on the moon]
The U.S. economy booms, fueled in part by Vietnam War-related budget deficits. With unemployment averaging about 4% toward the end of the decade, inflation begins to climb.

EARLY 1970S
Wage and price controls are introduced in an attempt to control inflation.

1974
[photo: "no gas" sign]
The Bond Fund of America is launched. Inflation escalates, aggravated by an oil embargo that drives up fuel prices. The economy experiences severe stagflation as output falls and prices continue to rise.

1979
Inflation climbs to its highest level in over 30 years.

1980
[photo: people in unemployment line]
Runaway inflation forces the Federal Reserve Board to tighten the money supply by raising short-term interest rates. Yields climb, driving bond prices lower.

1982
On the heels of a sharp interest rate hike, the economy slips into a recession. Unemployment exceeds 10% for the first time since the Depression. Bonds rally as yields collapse.

1986
The national debt mounts as the economy booms. The Tax Reform Act lowers the tax rate on interest income, but raises it on capital gains.

1987
[photo: stock exchange floor scene]
Inflation fears lead to a sharp drop in bond values. The U.S. stock market tumbles.

1990
A brief recession drives up unemployment. The Fed responds quickly by cutting short-term interest rates to help stimulate growth.

1994
A series of pre-emptive rate hikes sends the bond market into a 13-month slump, one of its worst ever.

1997
[photo: computer chip]
Inflation dips below 2%, despite a steadily expanding economy and low unemployment levels. Global competition and technological efficiency are contributing factors.

Source for inflation: Consumer Price Index. Figures from 1932 through 1967 are shown as five-year annualized averages.
[end timeline]
[End sidebar]


The long-term incremental effects of even tiny price increases can lead to a big reduction in the purchasing power of your income. Should the annual rate of inflation continue at just 3% (the average for the past five years), and if you are earning $50,000 a year today, your income would buy only $23,880 of today's goods and services 25 years from now. You would need $104,689 a year just to maintain your standard of living.

The loss of purchasing power can create difficulties for people who are trying to plan ahead. Those who want to maintain - or improve - their standard of living over the long term must invest their money in something that provides a better return than the rate of inflation. Since inflation is impossible to predict accurately, however, keeping pace can be a challenge for individual investors.

That's why many investors turn to a professionally managed bond fund such as The Bond Fund of America. Your fund's three portfolio counselors share a tremendous amount of investment experience - ranging from 16 to 46 years. In that time, they have developed a broad perspective on business and financial conditions that can affect your investment.


INFLATION AND BONDS

While many things can influence a bond's return, investors must pay particular attention to inflation and inflationary expectations. If bond investors believe that inflation is headed upward - in other words, that it will reduce the value of the money they are "lending" - they will demand a higher interest rate in return for the loan of that money. Should the expected rise in inflation and interest rates fail to materialize, these investors will enjoy higher income than those buying new bonds at lower interest rates.

For example, in 1981, interest rates on 30-year Treasury securities rose above 14%. With inflation averaging about 10% that year, investors received interest rates that would more than offset an anticipated 10% decline in the value of their dollar each year.

As it happened, however, inflation and interest rates actually declined steeply. Because those bonds continued to pay 14%, investors holding them were earning significantly higher income than those who bought newly issued bonds. The value of that higher current income is reflected in the bond's market price: Today those bonds could be sold for roughly 56% above their issue price.

At times, of course, changes in inflationary expectations can also hurt bond investors. If inflation rises faster than anticipated, bondholders could see the value of their bond income fall behind. Over the long term, however, active management and broad diversification have helped offset many of the detrimental effects of rising inflation.

While adjusting to short-term changes can be difficult, over longer time frames BFA has been able to provide solid returns to investors through periods of both rising and falling inflation. As the chart on page 5 shows, BFA has consistently outpaced inflation by a substantial margin over every 10-year period in its lifetime. The fund's 10-year annualized total returns have ranged from about 9% to 14%.

KNOWING YOUR REAL RETURNS

Your fund's real rate of return reflects the bite that inflation takes out of its nominal rate - the rate quoted in newspapers and annual reports. At times, the difference between the two can be considerable. Shareholders who are relying on dividend income to help meet current expenses have to be particularly mindful of their real returns. Those who neglect to do so may find themselves disappointed.

Let's look at an example of how inflation can erode investment income, the major component of a bond's total return. The chart below shows yields on 10-year Treasury securities before and after inflation. In 1980, nominal yields on these instruments averaged about 11%. Investors may have been quite pleased by these yields. But with inflation averaging 13% that year, these investments actually had a negative real yield - about -2%. Because the income lagged the rate of inflation, what many investors had perceived as hefty earnings were in fact losses in the amount their money could buy. By contrast, with inflation below 2% today, a 6% nominal yield translates into an attractive real yield of more than 4%.

Real returns are an essential measure of how well your investments are keeping pace with your long-term goals. Over the years, shareholders in BFA have seen their returns handily outpace inflation.

[Begin chart]
REAL VERSUS NOMINAL YIELDS
10-Year Treasury Bonds

Date                       Nominal Yield              Real Yield

12/72                      6.36                       3.07
6/73                       6.9                        1.24
12/73                      6.74                       -1.47
6/74                       7.54                       -2.26
12/74                      7.43                       -3.36
6/75                       7.86                       -.55
12/75                      8.00                       1.35
6/76                       7.86                       2.22
12/76                      6.87                       2.08
6/77                       7.28                       1.00
12/77                      7.69                       1.43
6/78                       8.46                       1.54
12/78                      9.01                       .76
6/79                       8.91                       -1.06
12/79                      10.39                      -1.31
6/80                       9.78                       -2.70
12/80                      12.84                      1.84
6/81                       13.47                      4.63
12/81                      13.72                      5.54
6/82                       14.30                      7.60
12/82                      10.54                      6.86
6/83                       10.85                      8.44
12/83                      11.83                      8.18
6/84                       13.56                      9.41
12/84                      11.50                      7.61
6/85                       10.16                      6.63
12/85                      9.26                       5.61
6/86                       7.80                       6.06
12/86                      7.11                       5.94
6/87                       8.40                       4.70
12/87                      8.99                       4.75
6/88                       8.92                       5.11
12/88                      9.11                       4.89
6/89                       8.28                       3.45
12/89                      7.84                       3.41
6/90                       8.48                       3.94
12/90                      8.08                       2.20
6/91                       8.28                       3.80
12/91                      7.09                       4.20
6/92                       7.26                       4.34
12/92                      6.77                       3.89
6/93                       5.96                       3.05
12/93                      5.77                       3.04
6/94                       7.10                       4.67
12/94                      7.81                       5.22
6/95                       6.17                       3.22
12/95                      5.71                       3.24
6/96                       6.91                       4.23
12/96                      6.30                       3.10
6/97                       6.49                       4.24
12/97                      5.81                       4.14

Source: Federal Reserve Board
[End chart]


A WORD ABOUT DEFLATION

Today, with scant evidence of inflation on the horizon, some say that the U.S. economy may be headed for deflation - a widespread downturn in prices. Wholesale prices in the U.S. have fallen modestly, and world prices for certain basic goods are dropping. As a result of the financial crisis in Southeast Asia, companies there have flooded world markets with cheap exports. Meanwhile, imports back into the region have been constricted, putting additional pressure on U.S. manufacturers to keep prices low.

Nonetheless, we believe that the likelihood of deflation is small. The U.S. economy is quite robust and there is little evidence of a contraction in the near future. Although inflation is extremely subdued and productivity is rising, a tight U.S. labor market has already caused wages to increase slightly
- an important factor in boosting costs. Because of that, in our view, prices are more likely to go up than down.

THE BENEFITS OF ACTIVE MANAGEMENT

Managing a portfolio of bonds in an environment of continually changing interest rates and inflationary expectations can be challenging. Based on BFA's record, the investment professionals who oversee the fund have proved to be up to the task.

They accomplish this by keeping a close watch on every facet of the economy - such as industrial output, capital spending, unemployment levels and retail sales - that could signal a change in interest rates. They monitor changes in monetary policy, tax legislation and global markets. Finally, they thoroughly research the fundamentals of every security they consider for the fund. This vast encyclopedia of information helps BFA's portfolio counselors act on what they believe will be the most advantageous investment opportunities for shareholders over the long term.

An important step BFA's managers must take is adjusting the maturity mix of the bonds in the portfolio. The longer a bond's maturity - that is, the years until its principal comes due - the more its price tends to rise or fall in response to interest rate fluctuations. So, if inflation and interest rates are expected to rise in the coming years, the fund's investment professionals will try to cushion the impact of potential price declines by shortening the portfolio's average maturity. Conversely, if they anticipate falling inflation, they may lengthen the average maturity to take advantage of the probable rise in bond prices. Currently, BFA has an average maturity of about 7.4 years.

BFA's investment professionals also have the advantage of the fund's broad diversification. The fund's portfolio counselors carefully sift through different sectors of the bond market to try to find investments with the greatest potential for higher yields and total return. These encompass virtually every type of bond, such as U.S. government securities; corporate bonds, including lower rated issues; mortgage-backed securities; or bonds issued outside the United States.

A LONG HISTORY OF POSITIVE AFTER-INFLATION INCOME

Of course, "the proof of the pudding," as Don Quixote observed, "is in the eating." As the chart below shows, BFA has been able to achieve positive real income returns in every year but three over its lifetime. That's a remarkable accomplishment, considering the high levels of inflation that occurred at various times over the fund's 23 years.

For shareholders who reinvested their earnings, as most do, the fund's income returns have compounded to create impressive overall returns. As shown on the chart on pages 2 and 3, a $10,000 investment in BFA at the fund's inception would have grown to nearly $100,000 today, well ahead of inflation's toll.

Although inflation is likely to remain subdued for the foreseeable future, we would hasten to remind shareholders not to forget the lessons of history. As the time line on the preceding pages makes clear, economic activity - and inflation - tend to be cyclical. No matter what the future holds, however, it can be reassuring to know that The Bond Fund of America has helped income investors meet their long-term financial goals through a range of economic cycles.
[Begin bar chart]


BFA'S INCOME RETURNS

The Bond Fund of America has produced a steady income stream that has helped shareholders stay well ahead of the rising cost of living. The fund has achieved positive after-inflation income returns in nearly every calendar year. The exceptions were 1978 through 1980, when inflation outran interest rates, as the chart on page 9 shows. In the 17 years since, BFA's real income return has averaged 6.2% a year.

Year Ended            Real Income Returns         Nominal Income Returns

1975                  9.1%                        2.0%
1976                  9.1%                        4.0%
1977                  8.5%                        1.7%
1978                  8.7%                        -0.3%
1979                  9.8%                        -3.1%
1980                  11.7%                       -0.7%
1981                  13.9%                       4.6%
1982                  15.0%                       10.7%
1983                  11.8%                       7.8%
1984                  12.1%                       7.9%
1985                  12.2%                       8.1%
1986                  10.8%                       9.6%
1987                  9.8%                        5.2%
1988                  10.1%                       5.4%
1989                  10.3%                       5.4%
1990                  9.8%                        3.5%
1991                  9.9%                        6.7%
1992                  8.8%                        5.7%
1993                  8.0%                        5.1%
1994                  7.5%                        4.7%
1995                  8.5%                        5.9%
1996                  7.6%                        4.1%
1997                  7.4%                        5.6%

Income returns are calculated at net asset value with dividends reinvested. [End chart]


THE BOND FUND OF AMERICA                                          Principal       Market Percent of
INVESTMENT PORTFOLIO DECEMBER 31, 1997                              Amount         Value Net Assets
                                                                     (000)         (000)

ELECTRICAL & GAS UTILITIES
Utilities: Electrical & Gas
Big Rivers Electric Corp. 10.70% 2017                              $17,000       $17,948     .22%
Columbia Gas System, Inc.:
 Series A, 6.39% 2000                                               10,000        10,086      .14
 Series C, 6.80% 2005                                                1,000         1,019
Tennessee Gas Pipeline Co. 7.625% 2037                               5,000         5,397      .07
                                                                                -------------------
                                                                                  34,450      .43
                                                                                -------------------
INDUSTRIAL & SERVICE
Appliances & Household Goods
Friendly Ice Cream Corp. 10.50% 2007                                13,000        13,097      .16
Gruma, SA de CV 7.625% 2007 (1)                                      2,000         1,970      .02
Lifestyle Furnishings International Ltd. 10.875% 2006                7,000         7,805      .10
Samsung Electronics Co., Ltd. 7.45% 2002 (1)                        13,500        11,340      .14
                                                                                -------------------
                                                                                  34,212      .42
                                                                                -------------------
Beverages & Tobacco
Canandaigua Wine Co., Inc.:
 8.75% 2003                                                          3,000         3,060      .10
 Series C, 8.75% 2003                                                5,000         5,100
Delta Beverage Group, Inc., 9.75% 2003                               2,000         2,100      .02
Sparkling Spring Water Group Ltd 11.50% 2007 (1)                     2,250         2,301      .03
Standard Commercial Tobacco Co., Inc. 8.875% 2005 (1)                7,000         7,140      .09
                                                                                -------------------
                                                                                  19,701      .24
                                                                                -------------------
Broadcasting & Publishing
Adelphia Communications Corp. 9.25% 2002                             6,000         6,120      .07
American Media Operations, Inc. 11.625% 2004                         6,000         6,510      .08
American Radio Systems Corp. 9.00% 2006                             10,080        10,685      .13
Century Communications Corp. 8.75% 2007                              4,000         4,080      .05
Chancellor Media Corp. of Los Angeles:
 9.375% 2004                                                        12,500        13,000      .65
 8.125% 2007 (1)                                                    21,000        20,475
 8.75% 2007                                                         15,125        15,390
Chancellor Radio Broadcasting Co., 12.00% exchangable preferred     35,000 share  3,955
2009 (1)
EZ Communications, Inc. 9.75% 2005                                   1,250         1,381      .02
Fox Kids Worldwide, Inc.:
 9.25% 2007 (1)                                                      1,750         1,697      .03
 0%/10.25% 2007 (1),(2)                                              1,250           741
Fox/Liberty Networks, LLC:
 8.875% 2007 (1)                                                    10,250        10,224      .20
 0%/9.75% 2007 (1),(2)                                               9,500         6,080
Grupo Televisa, SA:
 11.375% 2003                                                        1,250         1,369      .07
 0%/13.25% 2008 (2)                                                  5,500         4,111
ITT Promedia BV 9.125% 2007 (1)                                    DM3,250         1,896      .02
Lenfest Communications, Inc. 8.375% 2005                             8,000         8,220      .10
Newsquest Capital PLC 11.00% 2006                                    2,850         3,206      .04
RBS Participacoes SA 11.00% 2007 (1)                                10,000         9,350      .12
STC Broadcasting, Inc. 11.00% 2007                                   3,250         3,534      .04
Sun Media Corp.:
 9.50% 2007                                                          3,000         3,240      .09
 9.50% 2007                                                          4,000         4,300
Young Broadcasting Inc. 10.125% 2005                                 2,500         2,625      .03
                                                                                -------------------
                                                                                 142,189     1.74
                                                                                -------------------
Construction & Housing
Geberit International SA 10.125% 2007                              DM2,750         1,656      .02
                                                                                -------------------
Data Processing & Reproductions
First International Computer Corp. 1.00% convertible debentures      3,000         3,240      .04
2004 (1)
Maxtor Corp. 5.75% convertible debentures 2012                       3,000         2,100      .03
Unisys Corp. 11.75% 2004                                             4,000         4,580      .05
                                                                                -------------------
                                                                                   9,920      .12
                                                                                -------------------
Diversified Media & Cable Television
Bell Cablemedia PLC 0%/11.95% 2004 (2)                              23,000        21,633      .26
Cablevision Industries Corp.:
 8.125% 2009                                                        17,250        17,854      .29
 9.875% 2013                                                         5,000         5,512
Comcast Cable Communications, Inc. 8.375% 2007                       5,000         5,564      .07
Comcast Corp.:
 10.25% 2001                                                        13,000        14,377      .38
 1.125% convertible debentures 2007                                 25,000        16,125
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 (2)                   21,000        17,062      .21
FrontierVision 11.00% 2006                                           2,500         2,778      .03
Globo Comunicacoes E Partcipacoes Ltd.:
 10.50% 2006 (1)                                                    13,100        12,609      .17
 10.50% 2006                                                         2,000         1,925
Heartland Wireless Communications, Inc. 13.00% 2003                  4,500         1,350      .02
Hermes Euro Railtel BV 11.50% 2007 (1)                               5,000         5,550      .07
Intermedia Communications Inc. 0%/11.25% 2007 (2)                    6,000         4,365      .05
Multicanal Participacoes SA, 12.625% 2004                            9,250         9,528      .12
News America Holdings Inc.:
 8.625% 2014                                                       A$3,250         2,221      .30
 7.43% 2026                                                        $20,500        21,846
NTL Inc.:
 Series B, 10.00% 2007                                              10,000        10,550      .42
 0%/10.875% 2003 (2)(formerly International CableTel Inc.)           9,500         9,096
 0%/12.75% 2005 (2) (formerly International CableTel Inc.)          17,750        14,910
Rogers Communications Inc. 0% convertible debentures 2013           30,000        12,863      .16
TCI Communications, Inc.:
 8.00% 2005                                                         10,000        10,716      .83
 6.875% 2006                                                         5,000         5,018
 8.75% 2015                                                          7,500         8,692
Tele-Communications, Inc.:
 9.25% 2002                                                          5,000         5,488
 8.25% 2003                                                          2,000         2,136
 7.25% 2005                                                          3,500         3,608
 9.80% 2012                                                         10,000        12,432
 8.75% 2023                                                          8,000         8,485
 9.25% 2023                                                         10,000        11,079
Tele West PLC:
 9.625% 2006                                                         4,700         4,959      .30
 0%/11.00% 2007 (2)                                                 25,000        19,438
Time Warner Inc.:
 6.10% 2001 (1),(3)                                                 24,000        23,516     1.11
 10.15% 2012                                                         7,500         9,593
 9.125% 2013                                                        15,000        17,862
 7.25% 2017                                                          6,000         6,109
 0% convertible debentures 2013                                     67,500        33,919
TKR Cable I, Inc. 10.50% 2007                                       36,500        41,146      .50
Vanguard Cellular Systems, Inc. 9.375% 2006                          6,000         6,240      .08
Viacom International Inc.:
 9.125% 1999                                                         5,000         5,070      .14
 10.25% 2001                                                         6,100         6,716
Videotron Holdings PLC 0%/11.125% 2004 (2)                           8,500         8,096      .10
                                                                                -------------------
                                                                                 458,036     5.61
                                                                                -------------------
Electrical & Electronics
Hyundai Semiconductor America, Inc.:
 8.25% 2004 (1)                                                      7,705         5,784      .25
 8.625% 2007 (1)                                                    20,700        15,075
Micron Technology, Inc. 7.00% convertible debentures 2004           24,000        22,080      .27
Pan Pacific Industrial Investments PLC 0% 2007 (1)                  33,500        10,254      .13
                                                                                -------------------
                                                                                  53,193      .65
                                                                                -------------------
Energy & Related Companies
Benton Oil and Gas Co.:
 11.625% 2003                                                        7,750         8,544      .17
 9.375% 2007 (1)                                                     5,250         5,381
BP America Inc. 10.00% 2018                                          4,000         4,252      .05
California Energy Co., Inc.:
 9.875% 2003                                                        14,000        15,184      .42
 10.25% 2004                                                        17,500        19,082
Clark Refining & Marketing, Inc. 8.375% 2007 (1)                     1,500         1,519      .02
Falcon Drilling Co., Inc. 9.75% 2001                                 1,000         1,046      .01
Forcenergy Inc.:
 9.50% 2006                                                          2,500         2,625      .09
 8.50% 2007                                                          5,000         5,050
Gulf Canada Resources Ltd. 9.25% 2004                                5,000         5,273      .06
Kelley Oil & Gas 10.375% 2006                                        8,750         9,341      .11
Lukinter Finance BV 3.50% convertible debentures 2002 (1)            6,400         9,088      .11
Mariner Energy, Inc. 10.50% 2006                                     3,500         3,658      .04
McDermott Inc.:
 9.375% 2002                                                        14,250        15,279      .32
 9.375% 2006                                                         9,500        10,213
Ocean Energy 8.875% 2007                                            11,000        11,688      .14
Oil Co. Ltd. 8.90% 2000 (1)                                         17,019        17,278      .21
OXYMAR 7.50% 2016 (1)                                                8,500         8,722      .11
Petrozuata Finance Inc. 7.63% 2009 (1)                              11,280        11,921      .15
Pogo Producing Co. 8.75% 2007                                        2,250         2,306      .03
Williams Companies Inc. 6.25% 2006                                   5,000         4,943      .06
YPF SA:
 8.00% 2004                                                          2,350         2,427      .07
 7.75% 2007                                                          3,000         3,035
                                                                                -------------------
                                                                                 177,855     2.17
                                                                                -------------------
Food Retailing
Bruno's Inc. 10.50% 2005                                             7,800         2,652      .03
Carr-Gottstein Co. 12.00% 2005                                       7,500         8,325      .10
Quality Food Centers, Inc. 8.70% 2007                                7,500         8,044      .10
Randall's Food Markets, Inc. 9.375% 2007 (1)                         3,500         3,623      .05
Stater Bros. Holdings Inc. 11.00% 2001                               1,500         1,650      .02
                                                                                -------------------
                                                                                  24,294      .30
                                                                                -------------------
Forest Products & Paper
Container Corp. of America:
 10.75% 2002                                                         4,800         5,256      .51
 9.75% 2003                                                         25,000        26,875
 11.25% 2004                                                         8,000         8,720
Copamex Industrias, SA de CV 11.375% 2004                           11,880        13,157      .16
Domtar Inc.:
 8.75% 2006                                                          3,000         3,090      .06
 9.50% 2016                                                          2,000         2,158
Fort James Corp. 6.625% 2004                                        11,000        11,035      .13
Grupo Industrial Durango, SA de CV:
 12.00% 2001                                                         3,000         3,234      .15
 12.625% 2003                                                        7,625         8,521
Pacific Lumber Co. 10.50% 2003                                         500           518      .01
Paperboard Industries International Inc. 8.375% 2007 (1)             4,750         4,833      .06
Pindo Deli Finance Mauritius Ltd.:(1)
 10.25% 2002                                                         6,000         5,160      .11
 10.75% 2007                                                         4,925         4,236
U.S. Timberlands Klamath Falls, LLC and U.S. Timberlands
 Finance Corp. 9.625% 2007                                           4,500         4,669      .06
                                                                                -------------------
                                                                                 101,462     1.25
                                                                                -------------------
General Retailing & Merchandising
Barnes & Noble, Inc. 11.875% 2003                                    1,000         1,060      .01
Federated Department Stores, Inc.:
 8.125% 2002                                                         5,000         5,334      .10
 7.45% 2017                                                          2,000         2,091
Loehmann's Inc. 11.875% 2003                                         4,250         4,378      .05
Woolworth Corp.:
 6.98% 2001                                                          9,000         9,150      .17
 7.00% 2002                                                          4,000         4,080
 8.50% 2022                                                          1,000         1,126
                                                                                -------------------
                                                                                  27,219      .33
                                                                                -------------------
Health & Personal Care
Columbia HCA Healthcare Corp.:
 6.50% 1999                                                          7,000         6,960
 6.125% 2000                                                         8,500         8,306
 6.41% 2000                                                          1,000           985      .20
Integrated Health Services, Inc.:
 5.75% conventible debentures 2001                                   3,500         3,697      .51
 10.25% 2006                                                         9,350         9,817
 9.50% 2007 (1)                                                      8,675         8,935
 9.25% 2008 (1)                                                     18,500        18,870
Mariner Health Group, Inc. 9.50% 2006                                6,500         6,711      .08
Nationwide Health Properties Inc., preferred, 7.677% step-up       100,000 share   9,638      .12
Paracelsus Healthcare Corp. 10.00% 2006                             22,575        23,027      .28
Sun Healthcare Group, Inc. 9.50% 2007 (1)                            6,500         6,646      .08
Tenet Healthcare Corp. 8.00% 2005                                    2,500         2,544      .03
Unison Health 13.00% 2006 (1)                                        5,000         4,450      .05
Universal Health Services, Inc. 8.75% 2005                           1,500         1,583      .02
Vencor 8.625% 2007                                                   7,750         7,750      .09
                                                                                -------------------
                                                                                 119,919     1.46
                                                                                -------------------
Leisure & Tourism
AMF Group Inc.:
 10.875% 2006                                                        4,750         5,154      .11
 0%/12.25% 2006 (2)                                                  5,750         4,485
Boyd Gaming Corp.:
 9.25% 2003                                                         10,000        10,475      .20
 9.50% 2007 (1)                                                      5,500         5,761
Capstar Hotel Co. 8.75% 2007                                         7,000         7,262      .09
CLN Holdings Inc., 0% 2001                                          10,750         7,149      .09
Discovery Zone 0% convertible debentures 2013                       28,500            71      .00
Foodmaker, Inc. 9.25% 1999                                           1,428         1,449      .02
Rio Hotel & Casino, Inc. 9.50% 2007                                 10,500        11,130      .14
Station Casinos, Inc.:
 Series A, 9.625% 2003                                              10,750        11,153      .16
 Series B, 9.625% 2003                                               1,325         1,368
Sun International Hotels Ltd., Sun International
 North America, Inc. 9.00% 2007                                      5,250         5,421      .06
Wyndham Hotel Corp. 10.50% 2006                                      4,000         4,640      .05
                                                                                -------------------
                                                                                  75,518      .92
                                                                                -------------------
Machinery & Engineering
John Deere Capital Corp. 8.625% 2019                                16,850        18,462      .23
Newport News Shipping Inc. 9.25% 2006                                2,500         2,644      .03
United Defense 8.75% 2007                                            1,750         1,768      .02
Westinghouse Air Brake Co. 9.375% 2005                               3,750         3,909      .05
                                                                                -------------------
                                                                                  26,783      .33
                                                                                -------------------
Metals
AK Steel Corp.:
 10.75% 2004                                                         4,750         5,059      .18
 9.125% 2006                                                         9,500         9,714
Altos Hornos De Mexico:
 Series A, 11.375% 2002                                              1,000         1,035      .04
 Series B, 11.875% 2004                                              2,000         2,075
Impress Metal Packaging Holdings BV 9.875% 2007                      4,000         2,314      .03
Inco Ltd.:
9.875% 2019                                                          7,500         8,033      .32
9.60% 2022                                                          16,000        18,315
Kaiser Aluminum and Chemical Corp.:
 9.875% 2002                                                         6,500         6,727      .15
 12.75% 2003                                                         2,000         2,128
 Series C, 10.875% 2006                                              3,000         3,247
LTV Corporation 8.20% 2007 (1)                                       5,000         4,850      .06
Pohang Iron & Steel Co., Ltd. 6.625% 2003                            4,695         3,625      .04
UCAR Global Enterprises Inc. 12.00% 2005                             3,430         3,842      .05
                                                                                -------------------
                                                                                  70,964      .87
                                                                                -------------------
Miscellaneous Materials & Commodities
Anchor Glass Container Corp. 11.25% 2005 (1)                         7,000         7,560      .09
Consumers International Inc. 10.25% 2005 (1)                         4,000         4,380      .05
Freeport-McMoRan Copper & Gold Inc.:
 7.50% 2006                                                         30,000        25,818      .54
 7.20% 2026                                                         18,000        17,736
Hutchison Whampoa Finance Ltd. Series D, 6.988% 2037 (1)            15,000        14,297      .18
Key Plastics, Inc. 10.25% 2007                                       1,000         1,060      .01
Printpack Inc.:
 Series B, 9.875% 2004                                               2,775         2,935      .10
 10.625% 2006                                                        4,500         4,815
Texas Petrochemicals Corp. 11.125% 2006                             11,500        12,420      .15
                                                                                -------------------
                                                                                  91,021     1.12
                                                                                -------------------
Multi-Industry
Antenna TV SA 9.00% 2007 (1)                                         5,250         5,237      .06
New Tenneco Inc. 8.075% 2002                                         3,000         3,209      .04
Perez Companc SA 9.00% 2004                                          2,000         2,030      .02
Reliance Industries Ltd.: (1)
 8.25% 2027                                                         10,000         9,371      .24
 10.25% 2097                                                        10,750        10,895
Royal Caribbean Cruises Ltd. 7.50% 2027                              2,000         2,037      .03
Wharf International Finance Ltd., Series A, 7.625% 2007             15,000        12,891      .16
                                                                                -------------------
                                                                                  45,670      .55
                                                                                -------------------
Other
Allied Waste North America, Inc. 10.25% 2006                         9,750        10,701      .13
Chrysler Corp. 7.40% 2097                                            1,500         1,573      .02
EarthWatch Inc. Units, 12.50% 2001 (1),(4)                          12,000        12,000      .14
Fage Dairy Industry SA 9.00% 2007                                   10,000         9,700      .12
Verio Inc. Units, 13.50% 2004 (1)                                   11,500        13,685      .17
Waste Management Inc. 7.10% 2026                                    10,000        10,342      .13
                                                                                -------------------
                                                                                  58,001      .71
                                                                                -------------------
Protection Services
Borg-Warner Security Corp. 9.625% 2007                               2,250         2,351      .03
Protection One Alarm Monitoring, Inc.:
 6.75% convertible debentures 2003                                   5,000         6,000      .30
 0%/13.625% 2005 (2)                                                17,000        18,530
                                                                                -------------------
                                                                                  26,881      .33
                                                                                -------------------
Telecommunications
Brooks Fiber Properties, Inc.:
 0/10.875% 2006 (2)                                                  3,500         2,905      .10
 10.00% 2007                                                         4,000         4,580
CCPR Services, Inc. 10.00% 2007                                     13,750        13,200      .16
CEI Citicorp Holdings 11.25% 2007 (1)                               10,500         8,402      .10
CellNet Data Systems, Inc. Units, 0%/14.00% 2007 (1),(2)            75,711        38,991      .48
Cellular Communications International, Inc.:
 0% 2000                                                             1,000           802      .16
 Units 0% 2000                                                      15,071        12,094
Cellular, Inc. 0%/11.75% 2003 (2)                                    1,000           991      .01
Centennial Cellular Corp.:
 8.875% 2001                                                        19,000        19,332      .31
 10.125% 2005                                                        5,000         5,425
Clearnet Communications Inc. 0%/11.75% 2007 (2)                   C$20,125         8,969      .11
COLT Telecom Group PLC:
 Units, 0%/12.0% 2006 (2)                                           $5,250         4,121      .20
 8.875% 2007                                                       DM9,500         5,424
 10.125% 2007                                                       L4,000         6,733
Comcast Cellular 9.50% 2007                                        $21,000        21,840      .27
Comunicacion Celular SA Units, 0%/13.125% 2003 (2),(5)              17,550        14,501      .18
Conecel Holdings Ltd., Series A, Units 14.00% 2000 (1)               5,900         5,959      .07
Crown Castle International Corp. 0%/10.625% 2007 (1),(2)            11,000         6,930      .08
Esat Holdings Ltd. Units 0%/12.50% 2007 (1),(2),(5)                  4,000         3,030      .04
Esat Telecom Group PLC 0%/12.5% 2007    (2)                          4,500         3,251      .04
Geotek Communications, Inc. 0%/15.00% 2005 (2)                       7,750         3,875      .05
Globalstar LP Units 11.375% 2004 (5)                                 4,500         5,046      .06
Global Telesystems Group 8.75% convertible debentures
 2000 (1)                                                            7,500         7,350      .09
McCaw International, Ltd., Units, 0%/13.00% 2007 (2),(5)            36,000        20,949      .26
MobileMedia Communications, Inc.(10):
 0%/10.50% 2003 (2)                                                  6,600           726      .02
 9.375% 2007                                                         5,300           610
Mobile Telecomm 13.50% 2002                                          8,530         9,895      .12
NEXTEL Communications, Inc.:
 0%/9.75% 2004 (2)                                                  14,000        12,460     1.28
 0%/10.125% 2004 (2) (formerly CenCall Communications Corp.)        32,000        28,800
 0%/12.25% 2004 (2) (formerly Dial Call Communications, Inc.)        8,000         7,640
 0%/9.75% 2007 (1),(2)                                              66,000        40,508
 Series D, 13.00% exchangeable preferred, redeemable 2009(1)        13,872 share  15,848
Nextlink Capital, Inc.:
 12.50% 2006                                                         3,000         3,420      .09
 9.625% 2007                                                         4,000         4,130
Northern Telecom Ltd. 8.75% 2001                                     3,500         3,762      .05
Omnipoint Corp.:
 Units 12.00% 2000 (4),(5)                                          12,500        17,671      .52
 11.625% 2006                                                       21,200        22,552
 11.625% 2006                                                        1,250         1,330
Orion Network Systems, Inc., Units, 11.25% 2007                     29,500        33,908      .41
Powertel, Inc. 11.125% 2007                                          2,250         2,453      .03
PriCellular Wireless Corp.:
 14.00% 2001                                                         9,000         9,900      .43
 12.25% 2003                                                        17,750        18,016
 10.75% 2004                                                         6,700         7,345
PTC International Finance BV 0%/10.75% 2007 (1),(2)                  4,200         2,762      .03
Qwest Communications International:
 10.875% 2007                                                        8,500         9,669
 0%/9.47% 2007 (1),(2)                                              26,000        17,745      .34
RCN Corporation:
 10.00% 2007 (1)                                                       750           778      .03
 0%/11.125% 2007 (1),(2)                                             2,750         1,726
Rogers Cantel Communications Inc. 9.375% 2008                        3,000         3,165      .04
Sprint Spectrum LP, Sprint Spectrum Finance Corp.
 11.00% 2006                                                         6,000         6,735      .08
Telecom Argentina STET - France Telecom SA
 12.00% 2002                                                         2,500         2,900      .03
Teleport Communications 9.875% 2006                                  6,500         7,337      .09
Teletrac Inc., Teletrac Holdings, Inc. Units, 14.00% 2007 (1),(3)    4,500         4,590      .05
WorldCom, Inc.:
 9.375% 2004                                                        25,058        26,531      .56
 8.875% 2006                                                         4,796         5,160
 7.75% 2007                                                         14,000        15,034
                                                                                -------------------
                                                                                 569,806     6.97
                                                                                -------------------
Textiles & Apparel
Tultex Corp.:
 10.625% 2005                                                        2,750         2,860      .15
 9.625% 2007                                                         9,500         9,453
WestPoint Stevens Inc. 8.75% 2001                                    2,500         2,606      .03
                                                                                -------------------
                                                                                  14,919      .18
                                                                                -------------------
Transportation
Airplanes Pass Through Trust, pass-through certificates (3):
 Series 1, Class B, 7.08% 2019 (6)                                   6,954         6,968      .62
 Series 1, Class C, 8.15% 2019                                      42,000        44,247
Alaska Airlines:(3)
 Series A, 9.50% 2010                                                2,252         2,548      .17
 Series B, 9.50% 2010                                                2,869         3,243
 Series C, 9.50% 2010                                                2,757         3,142
 Series D, 9.50% 2012                                                4,657         5,335
American Airlines, Inc., Series 1991-C2, pass-through certificates,
 9.73% 2014 (3)                                                      6,000         7,450      .09
Continental Airlines, Inc.,
 pass-through certificates (3):
  Series 1997-1C, 7.42% 2007                                         2,500         2,593      .80
  Series 1997-1B, 7.46% 2014                                         1,000         1,070
  Series 1996-2B, 8.56% 2014                                         1,944         2,174
  Series 1996-A, 6.94% 2015                                          3,922         4,034
  Series 1996-B, 7.82% 2015                                         13,235        14,155
  Series 1996-C, 9.50% 2015                                          4,902         5,695
  Series 1996-2D, 11.50% 2016                                        4,408         4,860
  Series 1997-4A, 6.90% 2018                                        30,000        30,750
Delta Air Lines, Inc.:
 9.875% 2000                                                         2,000         2,155      .60
 10.375% 2022                                                        1,700         2,310
 1990 Equipment trust certificates (1):
  Series I, 10.00% 2014                                              5,000         6,295
  Series J, 10.00% 2014                                             10,000        12,590
  Series F, 10.79% 2014                                              1,700         2,260
 pass-through certificates (3):
 Series 1992-B1, 9.375% 2007                                         8,379         9,417
 Series 1992-A2, 9.20% 2014                                         11,500        13,640
Jet Equipment Trust (1):
 Series B1, 10.91% 2006 (3)                                          6,535         7,736      .70
 Series C1, 11.79% 2013                                              4,000         5,377
 Series 1995B-2, 10.91% 2014                                         5,000         6,459
 Series 1995-D, 11.44% 2014                                         10,000        13,372
 Series CL-A, 7.63% 2015 (3)                                         4,270         4,589
 Series CL-C, 9.71% 2015 (3)                                         5,500         6,697
 Series 1995-C, 10.69% 2015 (3)                                     10,500        13,804
Kitty Hawk, Inc. 9.95% 2004 (1)                                      4,000         4,120      .05
MC-Cuernavaca Trust 9.25% 2001 (1)                                   3,975         3,836      .05
Teekay Shipping Corp. 8.32% 2008                                     6,000         6,120      .07
United Air Lines, Inc., pass-through certificates (3):
 Series 1995-A1, 9.02% 2012                                         10,638        12,144      .27
 Series 1995-A2, 9.56% 2018                                          8,000         9,975
USAir, Inc.:
 9.625% 2001                                                         3,996         4,116      .89
 10.00% 2003                                                        19,000        19,570
 Enhanced Equipment Notes:
  Class B, 7.50% 2009                                                9,265         9,650
  Class C, 8.93% 2009                                                8,505         9,523
 1990 Equipment Trust Certificates:
  Series A, 10.28% 2001                                                754           805
  Series B, 10.28% 2001                                                754           805
  Series C, 10.28% 2001                                                530           566
 Series 1993-A1, pass-through certificate, 8.625% 1998(3)            5,000         5,050
 Series 1993-A2, pass-through trust, 9.625% 2003 (3)                 8,125         8,714
 Series 1989-A1, pass-through trust, 9.33% 2006 (3)                  4,609         4,759
 Series 1993-A3, pass-through trust, 10.375% 2013 (3)                7,250         8,114
                                                                                -------------------
                                                                                 352,832     4.31
                                                                                -------------------
FINANCE
Banking & Thrifts
Banco General, SA 7.70% 2002 (1)                                     4,500         4,185      .05
Banco Nacional de Mexico 11.00% convertible debentures
 2003(1)                                                             4,425         4,668      .06
BankAmerica Capital III, BankAmerica Corp., Series 3,
 6.328% 2027(6)                                                     22,500        21,904      .27
Barnett Capital I 8.06% 2026                                        20,000        21,298      .26
Bay View Capital 9.125% 2007                                         5,500         5,665      .07
BNP U.S. Funding LLC, Series A 7.738% 2049 (1)                      12,500        12,623      .15
BT Capital Trust I 6.656% 2026 (6)                                  17,500        17,211      .21
Central Fidelity Capital Trust I, Central Fidelity Banks,
 Inc. 6.758% 2027 (6)                                               14,500        14,715      .18
Chase Capital II, Global Floating Rate Capital
 Securities, Series B, 6.25% 2027 (6)                               15,000        14,362      .18
Chevy Chase Bank, FSB 9.25% 2008                                     2,000         2,060      .03
Den Danske Bank 7.40% 2010 (1),(6)                                   6,000         6,216      .08
Dime Capital Trust I, Dime Bancorp, Inc., Series A, 9.33% 2027      10,000        11,312      .14
First Nationwide Holdings Inc.:
 12.25% 2001                                                         9,000         9,945      .49
 9.125% 2003                                                         6,000         6,240
 10.625% 2003                                                       12,750        14,248
 12.50% 2003                                                         9,000        10,215
Imperial Capital Trust I, Imperial Bancorp 9.98% 2026               15,000        17,120      .21
Kansallis-Osake-Pankki:
 9.75%  1998                                                         5,000         5,154      .07
 10.00%  2002                                                        1,000         1,136
The Korea Development Bank:
 6.25% 2000                                                          5,500         4,782      .14
 7.125% 2001                                                         1,000           856
 7.375% 2004                                                         7,250         5,801
MBNA Corp.:
MBNA Capital A, Series A, 8.278% 2026                               22,000        23,013      .61
MBNA Capital B, Series B, 6.55% 2027 (6)                            30,000        27,276
Merita Bank Ltd., Undated 7.15% (1)                                  5,500         5,587      .07
Midland American Capital 12.75% 2003                                12,150        12,795      .16
NB Capital Corp., Series A, 8.35% noncumulative exchangeable
 preferred (1)                                                      10,000 share  10,503      .13
PNC Institutional Capital B, PNC Financial Corp. 8.315% 2027 (1)     1,000         1,084      .01
Riggs National Corp.:
 8.625% 2026 (1)                                                     1,500         1,592      .06
 8.875% 2027 (1)                                                     2,000         2,201
 8.875% 2027                                                           500           546
Skandinaviska Enskilda Banken 6.875% 2009                            8,250         8,301      .10
                                                                                -------------------
                                                                                 304,614     3.73
                                                                                -------------------
Financial Services
Advanta Capital Trust I 8.99% 2026                                  10,000        10,013      .31
Advanta Corp.:
 Series D, 6.54% 2000                                                5,500         5,282
 6.60% 2000                                                          6,000         5,770
Advanta National Bank 6.45% 2000                                     5,000         4,985
Bankunited Capital Trust, Bankunited Financial Corp. 10.25% 2026     3,000         3,135      .04
Beneficial Corp. 12.875% 2013                                        3,800         4,130      .05
Capital One Bank:
 8.125% 2000                                                         6,500         6,737      .42
 6.97% 2002                                                          5,000         5,072
 7.15% 2006                                                         12,500        12,679
 7.30% 2027 (1),(6)                                                 10,000         9,660
Ford Motor Credit Co. 9.50% 2000                                     7,350         7,858      .10
General Motors Acceptance Corp. 7.00% 2000                           5,000         5,078      .06
Indah Kiat Finance Mauritius Ltd.:
 10.00% 2007                                                         2,000         1,660      .18
 10.00% 2007 (1)                                                    15,750        13,072
Ocwen Capital Trust I 10.875% 2027                                   6,500         7,036      .17
Ocwen Federal Bank FSB 12.00% 2005                                   6,000         6,645
SocGen Real Estate Co. LLC, Series A, 7.64% 2049 (1)                12,500        12,810      .16
Swire Pacific Capital Ltd. 8.84% preferred (1)                     780,000 share  19,835      .30
Swire Pacific Offshore Financing Ltd. 9.33% preferred (1)          180,000 share   4,523
Wharf Capital International, Ltd. 8.875% 2004                        2,080         1,987      .03
Wilshire Financial Services Group 13.00% 2004 (1)                    5,000         5,150      .06
                                                                                -------------------
                                                                                 153,117     1.88
                                                                                -------------------
Insurance
Aetna Servies, Inc. 6.97% 2036                                       7,500         7,742      .09
Fidelity National Financial 0% convertible debentures 2009          12,500         9,984      .12
Terra Nova Insurance (UK) Holdings PLC:
 10.75% 2005                                                         3,000         3,342      .17
 7.20% 2007                                                         10,000        10,233
                                                                                -------------------
                                                                                  31,301      .38
                                                                                -------------------
Real Estate
Beverly Finance Corp. 8.36% 2004 (1)                                10,000        10,795      .13
B.F. Saul REIT 11.625% 2002                                         14,000        14,910      .18
CarrAmerica Realty Corp.:
 Series B, 8.57% cumulative redeemable preferred                   700,000 share  17,587      .35
 Series C, 8.55% cumulative redeemable preferred                   400,000 share  10,084
Corporate Property Investors (1):
 9.00% 2002                                                          2,000         2,174      .09
 7.75% 2004                                                          4,250         4,542
Duke Realty Investments, Inc., preferred, Series B, 7.99%
 cumulative step-up premium rate                                   150,000 share   7,580      .09
ERP Operating LP:
 7.95% 2002                                                          3,750         3,934      .22
 7.57% 2026                                                         13,000        13,822
Irvine Apartment Communities, LP 7.00% 2007                         11,000        11,003      .13
Irvine Co. 7.46% 2006 (1),(4)                                       17,000        17,220      .21
Land Securities PLC 9.00% 2020                                       9,000        18,031      .22
New Plan Realty Trust, Series A, preferred, 7.80%
 cumulative step-up premium rate                                   112,500 share   5,775      .07
New World China Finance Ltd. 4.00% 1999 (1)                          4,000         3,965      .05
Security Capital Atlantic preferred, Class A, 8.625%               200,000 share   4,987      .17
Security Capital Industrial Trust:
 7.25% 2002                                                          1,000         1,024
 7.875% 2009                                                         7,500         8,048
Shopping Center Associates (1):
 6.75% 2004                                                         12,000        12,111      .16
 7.625% 2005                                                           500           522
Simon DeBartolo Group, Inc., Series C, preferred, 7.89%
 cumulative step-up premium rate                                   150,000 share   7,660      .09
Wellsford Residential Property Trust:
 7.25% 2000                                                          1,000         1,020      .02
 7.75% 2005                                                          1,000         1,065
                                                                                -------------------
                                                                                 177,859     2.18
                                                                                -------------------
COLLATERALIZED MORTGAGE/ASSET-BACKED OBLIGATIONS (3)
(Excluding Those Issued by Federal Agencies)
Aames Mortgage Trust 1996 Series D, Class A-1B, 6.34% 2012          22,000        21,969      .27
Asset-Backed Securities Investment Trust, Series 1997-D,
 6.79% 2003                                                         51,000        51,163      .63
Asset Securitization Corp.:
 Series 1996-D3, Class A-1B, 7.21% 2026                              3,000         3,133      .74
 Series 1997-D4, Class A-1A, 7.35% 2029                             10,994        11,318
 Series 1997-D5, Class A-PS1, Interest Only, 1.367% 2043           280,657        30,395
 Series 1997-D5, Class A-1A, 6.50% 2043                             15,692        15,799
Bear Asset Trust 1997-1 6.686% 2006                                 20,000        20,082      .25
Bear Stearns Structured Securities Inc., Series 1997-2,
 Class AWAC, 3.786% 2036 (1)                                         4,919         4,936      .06
Blackrock Capital Finance LP (1),(6):
 Series 1996-C2, Class A, 7.522% 2026                                2,930         2,936      .05
 Series 1996-C2, Class C, 7.782% 2026                                1,000         1,009
California Infrastructure and Economic Development
 Bank Special Purpose Trust:
 PG&E-1, Series 1997-1 Class A-6, 6.32% 2005                         8,000         8,065      .93
 PG&E-1, Series 1997-1, Class A-7, 6.42% 2008                       19,050        19,223
 PG&E-1, Series 1997-1, Class A-8, 6.48% 2009                       15,000        15,156
 SCE-1, Class A-6, 6.38% 2008                                       32,750        32,969
Capstead Securities Corp. IV, collateralized mortgage
 obligations, Series 1992-4, Class J, 20.362% 2022 (7)               8,750        10,413      .13
Chase Commercial Mortgage Securities Corp.,
 Series 1997-I, Class A1, 7.27% 2029                                 9,692        10,013      .12
Chase Manhattan Bank, N.A.:
 Series 96-1, Class A1, 7.60% 2005                                   4,813         5,084      .18
 Series 93-I, Class 2A5, 7.25% 2024                                 10,000        10,050
Chase Manhattan Credit Card Master Trust, Series 1996-4,
 Class A, 6.73% 2003                                                15,000        15,150      .19
Collateralized Mortgage Obligation Trust, Series 63,
 Class Z, 9.00% 2020                                                 6,762         7,489      .09
ContiMortgage Home Equity Loan Trust, Series
 1996-4A, Class A4, 6.37% 2011                                       1,500         1,497      .02
CSFB Finance Co. Ltd., Series 1995-A,
 5.00%/10.00% 2005 (6)                                              20,500        19,987      .24
CS First Boston Mortgage Securities Corp., mortgage
 pass-through certificates Series 1995-MBL1, 6.425%  2030            3,894         3,890      .05
DLJ Mortgage Acceptance Corp.:
 Series 1997-CF1, Class A1A, 7.40% 2006 (1)                          6,765         7,051      .67
 Series 1996-CF2, Class A2, 7.28% 2021 (1)                           5,000         5,189
 Series 1996-CF2, Class A1, 7.29% 2021 (1)                           1,200         1,253
 Series 1995-CF2, Class A1, 6.85% 2027 (1)                          30,000        30,552
 Series 1996-CF1, Class A1A, 7.28% 2028                             10,284        10,622
EquiCredit Funding Asset Backed Certificates Series
 1996-A, Class A2, 6.95% 2012                                       21,000        21,189      .26
FIRSTPLUS Home Loan Owner Trust:
 Series 1996-4, Class A3, 6.28% 2009                                 1,000           998      .19
 Series 1997-1, Class A7, 7.16% 2018                                10,000        10,150
 Series 1997-3, Class B1, 7.79% 2023                                 5,000         5,057
GCC Home Equity Trust, asset-backed certificates,
 Series 1990-1, 10.00% 2005                                          1,603         1,629      .02
G E Capital Mortgage Services:
 Series 1994-15, Class A10, 6.00% 2009                              16,376        15,608      .24
 Series 1994-9, Class A9, 6.50% 2024                                 4,339         3,908
GMAC Commercial Mortgage Securities Inc.:
 Series 1997-C1, Class A1, 6.83% 2003                               28,906        29,438      .37
 Series 1996-C1, Class A2A, 6.79% 2028                                 957           973
Green Tree Financial Corp., pass-through certificates:
 Series 1994-A, Class NIM, 6.90% 2004                                5,275         5,328      .57
 Series 1995-A, Class NIM, 7.25% 2005                               19,405        18,823
 Series 1993-2, Class B, 8.00% 2018                                  2,250         2,296
 Series 1997-A, Class HI-M1, 7.47% 2023                              1,000         1,021
 Series 1995-9, Class A-5, 6.80% 2027                                8,000         8,095
 Series 1997-1, Class A5, 6.86% 2028                                 1,500         1,518
 Series 1996-10, Class A-6, 7.30% 2028                               8,500         8,667
Grupo Financiero Banamex Accival, SA de CV 0.00% 2002 (1)           15,017        12,625      .15
IMC Home Equity Loan Trust:
 Series 1996-4, Class A1, 6.59% 2011                                 1,625         1,619      .34
 Series 1996-2, Class A2, 6.78% 2011                                 8,136         8,122
 Series 1996-4, Class A3, 6.81% 2011                                17,972        18,021
J.P. Morgan & Co. Inc., Series A, 5.994% 2012 (6)                   10,000         9,245      .11
J.P. Morgan Commercial Mortgage Finance Corp.,pass-
 through certificates:
 Series 1995-C1, Class A-2, 7.403% 2010 (6)                          1,000         1,050      .04
 Series 1997-C4, Class A-1, 6.939% 2028                              1,340         1,359
 Series 1996-C3, Class A-1, 7.33% 2028                                 953           991
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C2, Class A-1, 7.344% 2021 (6)                          2,058         2,098      .24
 Series 1995-C2, Class D, 8.114%  2021 (6)                             735           753
 Series 1995-C3, Class A1,  6.788%  2025 (6)                         2,685         2,722
 Series 1996-C2, Class A1, 6.69% 2028                               13,740        13,926
Money Store Trust:
 Series 1996-D, Class A-12, 6.37% 2011                              20,000        19,975      .56
 Series 1997-1, Class A-2, 6.81% 2011                               17,000        17,150
 Series 1996-B, Class A-5, 7.18% 2014                                2,000         2,017
 Series 1996-D, Class A-14, 6.985% 2016                              4,000         4,055
 Series 1996-C, Class A-3, 7.07% 2016                                3,000         3,024
Morgan Stanley Capital Inc., Series 1995-GA1,
 Class A-1, 7.00% 2002 (1)                                           9,728         9,827      .12
Morgan Stanley Capital I Inc.:
 Series 1996-WF1, Class A-1, 6.588% 2002 (1),(6)                    12,840        12,930      .30
 Series 1996-WF1, Class D, 6.588% 2028 (6)                           2,000         1,941
 Series 1997-WF1, Class A-1, 6.83% 2029 (1)                          9,818         9,991
Prudential-Bache CMO Trust, Series 3, Class F,
 9.44% 2018                                                          1,000         1,038      .01
Prudential Home Mortgage Securities Co., Inc.:
 Series 1993-48, Class A-6, 6.25% 2008                               4,466         4,314      .27
 Series 1992-37, Class A-6, 7.00% 2022                                 520           518
 Series 1993-34, Class A-1, 7.00% 2023                              11,776        11,809
 Series 1993-7, Class A-5, 8.00% 2023                                5,588         5,592
Residential Funding Mortgage Securities I, Inc.,
 Series 1992-S6, Class A-10, 12.579% 2022 (7)                        8,138         8,352      .10
Resolution Trust Corp.:
 Series 1991-M5, Class B, 9.00% 2017                                 2,238         2,241      .26
 Series 1992-6, Class A-2B, 8.40% 2024                               2,124         2,117
 Series 1993-C1, Class D, 9.45% 2024                                 9,352         9,476
 Series 1993-C1, Class E, 9.50% 2024                                   313           317
 Series 1993-C2, Class C, 8.00% 2025                                 3,000         3,008
 Series 1993-C2, Class D, 8.50% 2025                                 3,243         3,255
Standard Credit Card Master Trust I, credit card
 participation certificates, Series 1994-2A, 7.25% 2008              5,000         5,289      .06
Standard Credit Card Trust, credit card participation
 certificates, Series 1991-3A, 8.875% 1999                           5,500         5,577      .07
Structured Asset Notes Transaction, Ltd.
 Series 1996-A, Class A1, 7.156% 2003(1)                             7,435         7,470      .09
Structured Asset Securities Corp.,
 pass-through certificates:
 Series 1995-C1, Class A1A, 7.375% 2024                                230           230      .13
 Series 1996-CFL, Class A1C, 5.944% 2028                             5,955         5,922
 Series 1996-CFL, Class D, 7.034% 2028                               2,950         2,973
 Series 1996-CFL, Class A2A, 7.75% 2028                              1,434         1,447
Travelers Mortgage Securities Corp., Series 1, Class Z2, 12.00%      7,408         8,380      .10
2014
UCFC Acceptance Corp. pass-through certificates:
 Series 1996-B1, Class A2, 7.075% 2010                              10,000        10,025      .15
 Series 1996-D, Class A4, 6.776% 2016                                2,400         2,415
                                                                                -------------------
                                                                                 766,297     9.37
                                                                                -------------------
GOVERNMENTAL
Governments (Excluding U.S. Government)
Argentina (Republic of):
 8.75% 2002 (1)                                                      5,000         4,351      .37
 11.00% 2006                                                         1,000         1,074
 11.75% 2007 (1)                                                 ARP16,000        15,123
 11.375% 2017                                                        6,500         7,124
 Eurobond 6.688% 2005 (6)                                           $3,696         3,308
Australian Government:
 8.75% 2001                                                       A$11,000         7,809      .10
Brazil (Federal Republic of):
 Debt Conversion Bond, Series L, 6.75% 2012 (6)                       $500           380      .00
 Bearer, 8.00% 2014                                                    285           224
British Columbia Hydro & Power Authority 12.50% 2013                 4,000         4,317      .05
Bundesrepublik:
 7.125% 2002                                                      DM24,000        14,679      .64
 6.00% 2007                                                         65,000        37,984
Canadian Government:
 9.00% 2004                                                       C$36,000        30,001     1.65
 4.25% 2021 (8)                                                     22,935        16,276
 4.25% 2026 (8)                                                    106,924        75,696
 8.00% 2027                                                         13,500        12,040
Deutschland Republic 8.00% 2002                                    DM34050        21,389      .26
Ecuador (Republic of) Past Due Interest Bonds: (6)
 Bearer, 6.688% 2015                                                  $410           269      .00
 Registered, 6.688% 2015                                               273           179
 Discount, 6.438% 2025                                                 250           189
Export-Import Bank of Japan 2.875% 2005                          Y3,210,000       26,531      .32
Hydro-Quebec, Series HKF, 9.375% 2030                               $3,250         4,271      .05
International Bank for Reconstruction and Development:
 4.50% 2003                                                      Y1,800,000       15,989      .20
Irish Government IEP:
 8.00% 2000                                                      IRL10,000        15,402      .33
 8.00% 2006                                                          6,700        11,146
Italian Government National 10.50% 2005                          Lr15,000,000     11,066      .14
Manitoba (Province of) 9.625% 1999                                   2,000         2,082      .03
Mendoza (Province of) 10.00% 2007 (1)                                4,250         4,069      .05
New Zealand Government:
 8.00% 2004                                                      NZ$13,500         8,133      .44
 8.00% 2006                                                         12,000         7,377
 4.50% 2016 (8)                                                     38,176        20,402
Ontario Hydro (Province of Ontario) 4.61% 1999 (6)                 C$3,000         2,099      .03
Ontario (Province of) 7.75% 2002                                    $3,500         3,720      .05
Panama (Republic of): (6)
 Interest Reduction Bond, 3.75% 2014 (1)                             6,500         4,981      .08
 Past Due Interest Bond, 6.688% 2016 (1)                             1,541         1,259
 Past Due Interest Bond, 6.688% 2016                                   257           210
Peru (Republic of) Past Due Interest Bond 4.00% 2017 (6)               750           494      .01
Poland (Republic of) Past Due Interest Bond (6):
 Bearer, 4.00% 2014                                                 15,750        13,643      .29
 Registered, 4.00% 2014                                             11,000         9,529
Poland (Republic of) Treasury Bill 1998                          PLZ11,000         2,685      .03
Quebec (Province of):
 8.625%  2005                                                       $4,250         4,755      .14
 13.25%  2014                                                        5,500         6,350
South Africa (Republic of) 13.00% 2010                           ZAR148,000       28,986      .35
Spain (Kingdom of):
 6.75% 2000                                                      Pta1,000,000      6,866      .52
 8.40% 2001                                                      3,225,000        23,488
 3.10% 2006                                                      Y1,515,000       12,710
Swedish Government 10.250% 2003                                  SKr58,000         8,811      .11
Treuhandanstalt:
 7.125% 2003                                                      DM22,250        13,614      .42
 7.50% 2004                                                         32,000        20,174
United Kingdom 8.50% 2005                                          L23,500        43,877      .54
United Mexican States Government Eurobonds:
 Global, 11.375% 2016                                               $2,515         2,892      .06
 Global, 11.50% 2026                                                   825           980
 Series A, 6.25% 2019                                                1,000           835
 Series B, Units, 6.617% 2019 (6)                                      500           464
 Series A, Units, 6.693% 2019 (6)                                    1,250         1,159
Venezuela (Republic of)
 6.813% 2007 (6)                                                     1,190         1,068      .02
 Front Loaded Interest Reduction Bond:
  Series A, 6.75% 2007                                                 905           812
  Series B, 6.75% 2007                                                 226           203
                                                                                -------------------
                                                                                 595,544     7.28
                                                                                -------------------
Federal Agency Obligations - Mortgage Pass-Throughs (3)
Fannie Mae (formerly Federal National Mortgage Assn.)
 6.137% 2033 (6)                                                    33,527        33,517     1.24
 6.50% 2025                                                          1,179         1,164
 7.00% 2009-2010                                                     3,863         3,932
 7.50% 2009-2024                                                     7,905         8,119
 8.00% 2023                                                          2,834         2,961
 8.310% 2002 (6)                                                     6,385         6,622
 8.50% 2009-2027                                                    11,517        12,062
 9.00% 2018-2025                                                     4,656         4,971
 9.50% 2009-2025                                                     4,461         4,814
 10.00% 2018-2025                                                   14,462        15,895
 10.50% 2012-2019                                                    3,745         4,181
 11.00% 2015-2020                                                    2,556         2,872
 11.25% 2014                                                            44            50
 11.50% 2010-2014                                                      243           278
 12.00% 2015-2019                                                       73            84
 12.50% 2015                                                           191           227
 13.00% 2014                                                            53            63
 15.00% 2013                                                            62            75
Freddie Mac (formerly Federal Home Loan Mortgage Corp.)
 8.00% 2003-2010                                                     4,067         4,145      .57
 8.25% 2007                                                          2,286         2,371
 8.50% 2002-2020                                                    27,030        28,206
 8.75% 2008                                                          2,894         3,044
 9.00% 2021                                                            845           912
 10.00% 2011-2019                                                      261           280
 10.50% 2020                                                         2,383         2,665
 10.75% 2010                                                            94           104
 11.50% 2000                                                            30            32
 12.00% 2010-2015                                                    1,219         1,392
 12.50% 2009-2019                                                    2,869         3,369
 12.75% 2015-2019                                                      493           574
 13.00% 2014                                                            73            87
 13.50% 2018                                                            12            14
 13.75% 2014                                                            18            21
Government National Mortgage Assn.:
 5.00% 2026 (6)                                                     10,369        10,479     5.91
 6.00% 2026 (6)                                                      3,832         3,884
 6.50% 2008-2027                                                    40,203        39,906
 6.875% 2022-2023 (6)                                               43,729        44,922
 7.00% 2008-2027                                                    64,664        65,389
 7.00% 2022-2024 (6)                                               127,213       130,194
 7.375% 2022-2024 (6)                                               14,555        14,975
 7.50% 2007-2026                                                    65,712        67,610
 8.00% 2017-2025                                                    17,199        18,018
 8.50% 2020-2026                                                    34,406        36,398
 9.00% 2016-2022                                                    17,794        19,352
 9.50% 2009-2021                                                    16,778        18,217
 10.00% 2017-2019                                                    9,004        10,051
 10.50% 2015-2019                                                      564           636
 11.00% 2013-2016                                                    1,177         1,353
 11.50% 2015                                                            38            44
 12.00% 2014                                                           120           141
 12.50% 2010-2015                                                      685           812
 13.25% 2014                                                            80            92
                                                                                -------------------
                                                                                 631,576     7.72
                                                                                -------------------
FEDERAL AGENCY OBLIGATION - OTHER
Fannie Mae Notes:
 6.50% 2002                                                        A$5,000         3,341      .58
 7.70% 2004                                                        $12,500        12,799
 2.125% 2007                                                     Y2,300,000       17,935
 medium-term notes:
  6.14% 2004                                                       $13,000        12,766
Federal Home Loan Bank Bonds:
 6.38% 2003                                                          3,000         2,969     1.17
 6.41% 2003                                                         18,580        18,409
 6.16% 2004                                                         24,000        23,546
 6.27% 2004                                                          5,000         4,931
 7.00% 2005                                                         35,000        34,940
 7.013% 2007                                                        10,000        10,020
FNSM Callable Principal STRIPS 0%/8.25% 2022 (2)                     4,500         4,266      .05
Freddie Mac Notes:
 7.00% 2002                                                         25,000        24,973     1.39
 5.74% 2003                                                          6,500         6,328
 5.78% 2003                                                         14,520        14,155
 6.185% 2003                                                        19,845        19,560
 6.24% 2003                                                          2,900         2,862
 6.28% 2003                                                          3,000         2,967
 6.30% 2003                                                          2,000         1,981
 6.375% 2003                                                         5,820         5,774
 6.39% 2003                                                         10,330        10,240
 6.50% 2003                                                          6,200         6,160
 6.19% 2004                                                         11,000        10,783
 6.27% 2004                                                          3,500         3,454
 7.25% 2007                                                          5,000         5,000
                                                                                -------------------
                                                                                 260,159     3.19
                                                                                -------------------
Collateralized Mortgage Obligations - Federal Agencies (3)
Fannie Mae:
 Series 91-146, Class Z, 8.00% 2006                                  7,078         7,330      .38
 Series 90-93, Class G, 5.50% 2020                                   1,350         1,298
 Series 91-2, Class Z, 6.50% 2021                                   15,658        15,442
 Series 93-247, Class Z, 7.00% 2023                                  3,945         3,941
 Series 94-4, Class ZA, 6.50% 2024                                   3,545         3,343
Freddie Mac:
 Series 1849, Class Z, 6.00% 2008                                    5,497         5,186      .49
 Series 1716, Class A, 6.50% 2009                                    4,750         4,602
 Series 178, Class Z, 9.25% 2021                                     3,754         4,029
 Series 1657, Class SA, 6.44% 2023 (7)                               7,520         5,889
 Series 1673, Class SA, 4.834% 2024 (7)                              7,879         5,650
 Series 1983, Class FB, 6.625% 2026 (6)                             11,336        11,358
 Series 1948, Class PJ, 6.65% 2027                                   3,000         2,932
                                                                                -------------------
                                                                                  71,000      .87
                                                                                -------------------
U.S. Treasury Obligations
9.25% August 1998                                                  117,200       119,746     1.46
9.125% May 1999                                                     15,250        15,934      .19
6.875% July 1999                                                    49,750        50,636      .62
8.875% May 2000                                                     30,000        32,109      .39
6.00% August 2000                                                   11,000        11,079      .14
8.750% August 2000                                                  28,000        30,047      .37
8.50% November 2000                                                 30,000        32,194      .39
7.75% February 2001                                                 26,000        27,491      .34
8.00% May 2001                                                      14,500        15,490      .19
13.125% May 2001                                                    21,500        26,344      .32
6.25% October 2001                                                   3,500         3,560      .04
14.25% February 2002                                                 7,000         9,163      .11
3.625% July 2002 (8)                                                55,492        55,232      .68
11.625% November 2002                                               92,000       114,640     1.40
10.750% May 2003                                                    12,500        15,342      .19
11.875% November 2003                                               10,000        13,008      .16
7.25% May 2004                                                     212,000       228,795     2.80
7.25% August 2004                                                   23,000        24,858      .30
7.875% November 2004                                                11,000        12,298      .15
11.625% November 2004                                              125,500       166,581     2.04
6.50% May 2005                                                      19,000        19,807      .24
3.375% January 2007 (8)                                             40,796        39,738      .49
10.375% November 2009                                               12,500        15,629      .19
10.00% May 2010                                                      7,500         9,320      .11
10.375% November 2012                                               15,000        19,931      .24
12.00% August 2013                                                  10,000        14,734      .18
7.25% May 2016                                                      15,000        17,086      .21
7.50% November 2016                                                 85,000        99,211     1.21
8.875% August 2017                                                 235,500       312,588     3.82
8.125% May 2021                                                     98,000       123,496     1.51
7.125% February 2023                                                 7,750         8,847      .11
6.375% August 2027                                                  22,500        23,730      .29
                                                                                -------------------
                                                                                1,708,664   20.88
                                                                                -------------------
FLOATING RATE EURODOLLAR NOTES (UNDATED) (6)
Allied Irish Banks Ltd. 6.313%                                       7,000         6,370      .08
Bank of Nova Scotia 6.00%                                           10,000         8,750      .11
Bergen Bank 5.75%                                                    5,000         4,298      .05
Canadian Imperial Bank of Commerce 5.688%                           25,000        22,062      .27
Christiana Bank Og Kreditkasse 6.063%                                4,000         3,510      .04
Fuji International Finance (Bermuda) Trust, The Fuji Bank,
 Ltd., 7.30%                                                        19,500        18,020      .22
Hongkong and Shanghai Banking Corp. 6.125%                          10,000         7,868      .10
Lloyds Bank (#2) 6.062%                                              8,000         7,186      .09
Midland Bank 6.188%                                                  5,000         4,271      .05
National Bank of Canada 4.50%                                        5,000         4,125      .05
Skandinaviska Enskilda Banken 7.50%                                  1,000         1,019      .01
Standard Chartered Bank:
 6.15%                                                               5,000         3,550      .17
 6.013%                                                             15,000        10,500
                                                                                -------------------
                                                                                 101,529     1.24
                                                                                -------------------

OTHER SECURITIES & MISCELLANEOUS
Stocks and Warrants
CellNet Data Systems, Inc. (4), (9)                                398,000         2,468      .03
Heartland Wireless Communications, Inc. warrants,
 expire 2000 (1),(9)                                                24,000             0      .00
IntelCom Group Inc., warrants expire 8/8/05 (9)                     19,800           208      .00
NEXTEL Communications, Inc. warrants expire 1999 (4), (9)           38,750             0
Protection One warrants (9)                                         54,400           571      .01
                                                                                -------------------
                                                                                   3,247      .04
                                                                                -------------------
Miscellaneous
Investment securities in the initial period
 of acquisition                                                                   13,453      .16
                                                                                -------------------



TOTAL BONDS, NOTES AND EQUITY-TYPE SECURITIES
 (cost: $7,207,792,000)                                                         7,354,861   89.95
                                                                                ----------


SHORT-TERM SECURITIES
Commercial Paper
A.I. Credit Corp.:
 5.54% due 01/21/98                                                 10,000         9,967      .49
 5.76% due 01/23/98                                                 30,000        29,899
American General Finance Corp. 5.69% due 02/12/98                   25,000        24,829      .30
Avco Financial Services, Inc.:
 5.57% due 01/30/98                                                 15,000        14,928      .47
 5.71% due 03/17/98                                                 10,000         9,880
 5.68% due 03/18/98                                                 14,000        13,829
Bell Atlantic Financial Services, Inc.
 5.75% due 01/13/98                                                 22,000        21,954      .64
 5.70% due 01/15/98                                                 30,000        29,929
Beneficial Corp.:
 5.83% due 01/30/98                                                 16,000        15,922      .37
 5.58% due 02/02/98                                                 15,000        14,922
Commercial Credit Co.
 5.72% due 01/15/98                                                 13,500        13,468      .71
 5.57% due 01/16/98                                                 25,000        24,937
 5.73% due 02/05/98                                                 20,000        19,886
Ford Motor Credit Co,:
 5.54% due 01/13/98                                                 40,500        40,417     1.17
 5.68% due 01/26/98                                                 21,000        20,914
 5.68% due 01/30/98                                                 20,000        19,904
 5.74% due 02/06/98                                                 14,000        13,917
Gannett Co., Inc. (1):
 5.67% due 01/15/98                                                 11,000        10,974      .49
 5.65% due 01/20/98                                                 29,000        28,908
General Electric Capital Corp.:
 6.75% due 01/02/98                                                 32,000        31,988      .70
 5.70% due 01/27/98                                                 25,000        24,893
IBM Credit Corp.:
 5.70% due 01/14/98                                                 40,000        39,911      .72
 5.70% due 01/16/98                                                 19,000        18,952
International Lease Finance Corp. 5.57% due 01/06/98                31,300        31,271      .38
Kimberly-Clark Corp. (1):
 6.20% due 01/09/98                                                 25,000        24,965      .36
 5.65% due 01/30/98                                                  4,000         3,981
J.C. Penney Funding Corp. 5.59% due 01/20/98 (1)                    14,000        13,956      .17
Pitney Bowes Credit Corp.:
 5.80% due 01/21/98                                                 22,000        21,926      .49
 5.53% due 02/09/98                                                 17,900        17,786
Procter & Gamble Co.:
 5.75% due 01/29/98                                                 10,000         9,954      .49
 5.70% due 02/12/98                                                 10,600        10,528
 5.55% due 02/19/98                                                 20,000        19,841
SBC Communications (1):
 5.74% due 01/07/98                                                 10,000         9,989      .30
 5.77% due 01/20/98                                                 15,025        14,977
                                                                                -------------------
                                                                                 674,302     8.25
                                                                                -------------------
Certificates of Deposit
Morgan Guaranty Trust Co. of New York 5.60% 1/21/98                 50,000        49,995      .61
                                                                                -------------------
TOTAL SHORT-TERM SECURITIES (Cost $724,322,000)                                  724,297     8.86
                                                                                -------------------
TOTAL INVESTMENT SECURITIES (cost $7,932,114,000)                               8,079,158   98.81
Excess of cash and receivables over payables                                      96,973     1.19
                                                                                -------------------
NET ASSETS                                                                      8,176,131  100.00
                                                                                ===================


1 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

2  Step bond; coupon rate will increase at a later date.

3 Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made.
    Therefore, the effective maturity is shorter than the stated maturity.

4  Valued under procedures established by the Board of Directors.

5 Purchased as a unit; issue was separated but reattached for reporting purposes.

6  Coupon rate changes periodically.

7 Inverse floater, which is a floating rate note whose interest rate moves in the opposite direction of prevailing interest rates.

8 Index-linked bond whose principal amount moves with a government retail price index.

9  Non-income-producing security.

10 Company filed for bankruptcy and is not making interest payments.


See Notes to Financial Statements


The Bond Fund of America
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at January 31, 1998                         (dollars in      thousands)
Assets:
Investment securities at market
 (cost: $7,932,114)                                          $8,079,158
Cash                                                              2,080
Prepaid expense ....................
Receivables for--
 Sales of investments                           $10,861
 Forward currency contracts                       7,801
 Sales of fund's shares                          31,327
 Dividends and accrued interest                 113,885         163,874
                                           ------------ ---------------
                                                              8,246,592
Liabilities:
Payables for--
 Purchases of investments                        54,765
 Repurchases of fund's shares                    11,492
                                                      0
 Management services                              2,211
 Accrued expenses                                 1,993          70,461
                                                     87         $70,548
                                           ------------ ---------------
Net Assets at at December 31, 1997--
 Equivalent to $14.00 per share
 583,828,403 shares of $1 par value
 capital stock outstanding (authorized
 capital stock - 1,000,000,000 shares)                       $8,176,131
                                                        ===============
Statement of Operations
for the year ended December 31, 1997        (dollars in      thousands)
Investment Income:
Income:
 Interest                                      $567,710
 Dividends from investment in stocks              3,373        $571,083

Expenses:
 Management services fee                        $24,460
 Distribution expenses                           18,641
 Transfer agent fee                               4,685
 Reports to shareholders                            499
 Registration statement and prospectus              639
 Postage, stationery and supplies                 1,267
 Directors' fees                                     63
 Auditing and legal fees                             52
 Custodian fee                                      373
 Taxes other than federal income tax                 87
 Other expenses                                     163          50,929
                                           ------------ ---------------
 Net investment income                                          520,154
                                                        ===============
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                99,025
Net increase in unrealized
 appreciation on:
 Investments                                     34,919
 Open forward currency contracts                  9,125
                                           ------------
  Net unrealized appreciation                                    44,044
                                                        ---------------
 Net realized gain and
  unrealized appreciation
  on investments                                                143,069
                                                        ---------------
Net Increase in Net Assets Resulting                           $663,223
 from Operations                                        ===============




Statement of Changes in Net Assets          (dollars in      thousands)

                                             Year ended     December 31

                                                    1997            1996

Operations:
Net investment income                          $520,154        $491,209
Net realized gain (loss)on investments           99,025          (7,778)
Net unrealized appreciation
 (depreciation) on investments                   44,044         (45,326)
                                           ------------ ---------------
 Net increase in net assets
  resulting from operations                     663,223         438,105
                                           ------------ ---------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net
 investment income                             (526,643)       (488,959)
                                           ------------ ---------------
Capital Share Transactions:
Proceeds from shares sold:
 159,869,358 and 130,706,510
 shares, respectively                         2,214,949       1,780,596
Proceeds from shares issued in
 reinvestment of net investment
 income dividends: 28,414,675
 and 26,267,382 shares,
 respectively                                   393,612         357,426
Cost of shares repurchased:
 113,580,749 and 101,063,959
 shares, respectively                        (1,571,399)     (1,374,955)
                                           ------------ ---------------
 Net increase in net assets
 resulting from capital share
 transactions                                 1,037,162         763,067
                                           ------------ ---------------
Total Increase in Net Assets                  1,173,742         712,213

Net Assets:
Beginning of year                             7,002,389       6,290,176
                                           ------------ ---------------
End of year (including
 undistributed net investment
 income: $11,969 and $10,700
 respectively)                               $8,176,131      $7,002,389
                                           ============ ===============


See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS

1. The Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

     Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

     Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

     Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committe appointed by the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest and dividend income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

     The fund may enter into forward currency contracts, which represents agreements to exchange currencies of different countries at a specified future date at a specified rate. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in the particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 1997, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $147,044,000, of which $274,300,000 related to appreciated securities and $127,256,000 related to depreciated securities. During the year ended December 31, 1997, the fund realized, on a tax basis, a net capital gain of $91,267,000 on securities transactions. Net gains related to non-U.S. currency transactions of $7,758,000 were treated as ordinary income for federal income tax purposes. During the year ended December 31, 1997, the fund utilized the remaining capital loss carryforward totaling $50,492,000 to offset, for tax purposes, capital gains realized during the year up to such amount. The cost of portfolio securities, excluding foreign currency contracts, for book and federal income tax purposes was $7,932,114,000 at December 31, 1997.

3. The fee of $24,460,0000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; 0.16% of such assets in excess of $3 billion but not exceeding $6 billion; 0.15% of such assets in excess of $6 billion; plus 3.00% on the first $450,000 of the fund's monthly gross investment income; 2.25% of such income in excess of $450,000 but not exceeding $8,333,333 million; and 2.00% of such income in excess of $8,333,333.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1997, distribution expenses under the Plan were $18,641,000. As of December 31, 1997, accrued and unpaid distribution expenses were $1,279,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,685,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $5,397,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1997, aggregate amounts deferred and earnings thereon were $113,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund

4. As of December 31, 1997, accumulated undistributed net realized gain on investments was $40,776,000 and additional paid-in capital was $7,384,333,000. The fund reclassified $7,758,000 of realized currency gains from undistributed net realized gain to undistributed net investment income for the year ended December 31, 1997.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $4,473,244,000 and $3,409,281,000, respectively, during the year ended December 31, 1997.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $373,000 includes $234,000 that was paid by these credits rather than in cash.

     Net realized currency gains on interest and sales of non-U.S. bonds and notes, on a book basis, were $14,900,000 for the year ended December 31,1997.

     At December 31, 1997 the fund had outstanding forward currency contracts to sell non-U.S. currency as follows:



Per-Share Data and Ratios

                                                             Year    ended December      31
                                                     1997    1996     1995     1994    1993
Net Asset Value, Beginning of Year                $13.75   $13.88   $12.69   $14.45  $13.99
                                                ----------------------------------------------

 Income from Investment Operations:
  Net investment income                             0.98     1.02     1.05     1.05    1.09
  Net realized and unrealized gain(loss) on inve    0.25    (0.13)    1.18    (1.76)   0.84
                                                ----------------------------------------------
   Total income (loss) from investment operation    1.23     0.89     2.23    (0.71)   1.93
                                                ----------------------------------------------

 Less Distributions:
  Dividends from net investment income             (0.98)   (1.02)   (1.04)   (1.05)  (1.08)
  Distributions from net realized gains               --       --       --       --   (0.39)
                                                      --       --       --       --      --
                                                ----------------------------------------------
   Total distributions                             (0.98)   (1.02)   (1.04)   (1.05)  (1.47)
                                                ----------------------------------------------
Net Asset Value, End of Year                      $14.00   $13.75   $13.88   $12.69  $14.45
                                                ==============================================

Total Return*                                      9.24%    6.71%   18.25%  (5.02%)  14.14%

Ratios/Supplemental data:
 Net assets, end of year (in millions)          $8,176.00$7,002.00$6,290.00$4,941.00$5,285.00
 Ratio of expenses to average net assets           68.00%    .71%     .74%     .69%    .71%
 Ratio of net income to average net assets         6.95%    7.47%    7.87%    7.77%   7.53%
 Portfolio turnover rate                          51.96%   43.43%   43.80%   56.98%  44.68%


*Excludes maximum sales charge of 4.75%.


Independent Auditors' Report
To the Board of Directors and Shareholders of

The Bond Fund of America, Inc.:

     We have audited the accompanying statement of assets and liabilities of The Bond Fund of America, Inc. (the "Fund"), including the schedule of portfolio investments as of December 31,1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Bond Fund of America, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California

January 29, 1998

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California
Edison Company

DON R. CONLAN
South Pasadena, California
President (retired), The Capital Group
Companies, Inc.

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(management consultants)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and
Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and
Management Company

HERBERT HOOVER III
San Marino, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President and
Chief Executive Officer, AECOM Technology
Corporation (architectural engineering)

PETER C. VALLI
Long Beach, California
Retired; former Chairman of the Board,
BW/IP International, Inc.
(industrial manufacturing)

OTHER OFFICERS

David C. Barclay
Los Angeles, California
Vice President of the fund
Executive Vice President,
Capital Research Company;
Vice President, Capital Research
and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group,
Capital Research and
Management Company

MARY C. HALL
Brea, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group,
Capital Research and
Management Company

JOHN H. SMET
Los Angeles, California
Vice President of the fund
Vice President, Capital Research
and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group,
Capital Research and
Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and
Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group,
Capital Research and
Management Company

TODD L. MILLER
Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business
Management Group,
Capital Research and
Management Company

OFFICES OF THE FUND
AND OF THE INVESTMENT ADVISER,

CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of The Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA CD/AL/3203
Lit. No. BFA-011-0298
Printed on recycled paper
[The American Funds Group(r)]